                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamms 2003-ar1                                WEIGHTED AVERAGE PC RATE:    5.37080%
POOL NUMBER:  Group 1 = 2023, 2024, 2025, 2026, 2027
____________________________________________________________________________________________

ISSUE DATE:  01/31/2003
CERTIFICATE BALANCE AT ISSUE:  $1,000,284,073.08

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2637                         $948,897,317.71
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $476,070.54
Unscheduled Principal Collection/Reversals                           $268,726.07
Liquidations-in-full                                      51      $21,522,161.46
Net principal Distributed                                         $22,266,958.07    ($22,266,958.07)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2586                         $926,630,359.63

SCHEDULED INTEREST AT MORTGAGE RATE:                               $4,563,807.22

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $316,299.13

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $26,514,466.16

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamms 2003-ar1                                WEIGHTED AVERAGE PC RATE:    5.37080%
POOL NUMBER:  Group 1 = 2023, 2024, 2025, 2026, 2027
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $22,266,958.07     $4,247,508.09             $0.00     $4,247,508.09             $0.00    $26,514,466.16

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $10,002,840.00             $0.00             $0.00             $0.00    $10,002,840.00
Bankruptcy Bond
   Single-Units           $418,847.00             $0.00             $0.00             $0.00       $418,847.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $30,008,522.19             $0.00             $0.00             $0.00    $30,008,522.19

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   50     $17,413,494.23        12      $3,465,037.69         6      $2,111,603.49

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Group B Certificates provide, to the limited extent described in the
Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage to certain  Group I, II, III,IV and V Certificates.  The
"Prospectus Supplement" is that certain Prospectus Supplement, dated January
28, 2003 to that certain Prospectus Supplement, dated November 21, 2002, to which certain Group I, II, III, IV and V Certificates were offered. The Special
Hazard, Bankruptcy, and Fraud coverage (collectively, "Credit Enhancements")
provided by the B certificates provide coverage to the Group I, II, III, IV and
V Loans, subject to the conditions and limitations to payment specified thereunder.

The Class Principal Balances of each Class of the Class M, B1, B2, B3, B4, B5,
B6 Certificates immediately after the principal and interest distribution on
06/25/2003 are as follows:

                Class       Class Principal Balance
                M                 $38,922,238.34
                B1                $19,460,769.97
                B2                $13,473,239.85
                B3                 $9,980,114.84
                B4                $10,479,075.69
                B5                 $3,493,125.00
                B6                 $3,992,258.52
                              __________________
                Total             $99,800,822.21
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $10,002,840.00,
$418,847.00, $30,008,522.19 respectively, and such coverages are referred to in the table above under the column "Insurance Type" as "special hazard,"
"bankruptcy bond," and "mortgage repurchase," respectively.  However, no policy of insurance exists for any such coverage, notwithstanding the reference to
"insurance."

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2003):

SERIES:  2003-ar1               POOL NUMBER:  Group 1 = 2023, 2024, 2025, 2026, 2027

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $926,630,359.63**       $22,990,135.41***       $17,413,494.23***
Number:                         2694                     68                      50
% of Pool:                    100.00%                  2.48%                   1.88%
(Dollars)
% of Pool:                    100.00%                  2.52%                   1.86%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $3,465,037.69***        $2,111,603.49***                $0.00***
Number:                          12                       6                       0
% of Pool:                    0.37%                    0.23%                   0.00%
(Dollars)
% of Pool:                    0.45%                    0.22%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2003 scheduled payments and May 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2003.

Trading Factor, calculated as of distribution date : 0.92636720.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2003, and unscheduled prepayments in months prior to June ) can be calculated.